UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2015

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Rockledge Drive
Bethesda, Maryland		20817
(Address of principal executive offices)		(Zip Code)

(301) 897-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Bruce A. Carlson to the Board of Directors; Modification of Non-Employee Director Compensation Arrangement

On June 25, 2015, the Board of Directors of Lockheed Martin Corporation (the “Corporation”) increased the number of directors from eleven to twelve and elected retired U. S. Air Force Gen. Bruce A. Carlson as a director of the Corporation, effective July 1, 2015. Mr. Carlson will serve on the Corporation’s Nominating and Corporate Governance and Classified Business and Security Committees.

The Board of Directors determined that Mr. Carlson is an “independent director” in accordance with the New York Stock Exchange listing standards, the rules and regulations of the Securities and Exchange Commission (“SEC”) and the Corporation’s corporate governance guidelines.

Mr. Carlson, age 65, was the 17th Director of the National Reconnaissance Office (NRO) from July 2009 until July 2012. He retired from the U.S. Air Force in January 2009 after over 37 years of service. He served as Commander, Air Force Materiel Command, Wright-Patterson AFB, Ohio from August 2005 to November 2008; Commander, Eighth Air Force, Barksdale AFB, Louisiana from May 2003 to August 2005; Director for Force Structure, Resources and Assessment (J-8) for the Joint Staff from January 2000 to May 2003; Director of Operational Requirements, U.S. Air Force Headquarters from August 1996 to January 2000; and Commander, 49th Fighter Wing (the Air Force’s first stealth fighter wing), Holloman AFB, New Mexico from February 1995 to August 1996. Mr. Carlson has been Chairman of the Board of Advisors of Utah State’s Space Dynamics Laboratory since June 2013.

For his service on the Board of Directors for 2015, Mr. Carlson will receive the Corporation’s standard compensation for non-employee directors, pro-rated based on the number of full months remaining in 2015.

On June 25, 2015, upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors approved a modification to the standard non-employee director compensation arrangement to increase the annual retainer (which is paid half in cash and half in an annual grant of restricted stock units) from $260,000 to $290,000. The increase in the annual cash retainer to $145,000 per year will be effective for board service on or after July 1, 2015, with such increase pro-rated for the remainder of 2015. The increase in the annual equity retainer to restricted stock units with a grant date fair value of $145,000 will be effective January 1, 2016. No other changes were made. A description of such standard compensation arrangement, as modified, is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated herein by reference.

The equity grants to Mr. Carlson will be made on the first business day of August 2015, in accordance with the Lockheed Martin Corporation 2009 Directors Equity Plan, a copy of which is filed as Appendix E to the Corporation’s definitive proxy statement on schedule 14A filed with the SEC on March 14, 2008 (Commission File No. 011-11437) and incorporated herein by reference. Mr. Carlson is also eligible to defer up to 100% of his cash fees into the Lockheed

Martin Corporation Directors Deferred Compensation Plan (the “Directors Deferred Compensation Plan”). Deferred amounts earn interest at a rate that tracks the performance of investment options available under the Corporation’s employee nonqualified deferred compensation plans or the Corporation’s common stock (with dividends reinvested), at the director’s election. A copy of the Directors Deferred Compensation Plan is filed as Exhibit 10.2 to the Corporation’s annual report on Form 10-K for the year ended December 31, 2008 (Commission File No. 001-11437) and incorporated herein by reference.

Mr. Carlson will also be covered by the Corporation’s standard indemnification agreement with directors which the Corporation enters into with all directors. A copy of the form of indemnification agreement is filed as Exhibit 10.34 to the Corporation’s annual report on Form 10-K for the year ended December 31, 2009 and is incorporated herein by reference.

A copy of the press release announcing the election of Mr. Carlson is filed as Exhibit 99.1 to this current report on Form 8-K.

Amendments to Supplemental Executive Retirement Plans to Update Mortality Table Assumptions used For Benefit Conversions

On June 25, 2015, the Board of Directors of the Corporation authorized amendments to the Corporation’s supplemental retirement plans, including the Lockheed Martin Corporation Supplemental Retirement Plan, as amended and restated, the Supplemental Retirement Benefit Plan for Certain Transferred Employees of Lockheed Martin Corporation, as amended and restated, and the Lockheed Martin Supplementary Pension Plan for Transferred Employees of GE Operations, as amended and restated (collectively, the “SERPs”). The SERPs are being amended, effective for retirements from active service that are effective on or after July 1, 2015, to update the longevity table used for benefit conversion purposes of benefits accrued after December 31, 2004, including for determining the present value of an individual’s pension benefit when an individual was eligible for a lump sum payout of benefits, from the 1983 Group Annuity Mortality Table to the longevity table approved by the Internal Revenue Service (IRS) for calculating the present value of benefits for determining lump sums payable under the Internal Revenue Code Section 417(e). The amendment will not apply when the use of such a table will cause a reduction in the amount of the benefit payable under such plan to any individual participant. Mortality or longevity tables list the life expectancy for people of different ages based on historical mortality statistics and are updated from time to time. By amending the SERPs to refer to the IRS tables issued under the Internal Revenue Code 417(e), the longevity assumption will be automatically updated whenever the IRS updates its tables. The terms of the Lockheed Martin Corporation Supplemental Retirement Plan, the Supplemental Retirement Benefit Plan for Certain Transferred Employees of Lockheed Martin Corporation, and the Lockheed Martin Supplementary Pension Plan for Transferred Employees of GE Operations, are contained in the applicable plan documents, copies of which are filed as Exhibits 10.2, 10.3 and 10.4, respectively, to the Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 29, 2014 and incorporated herein by reference. Other than the changes to the longevity table described above, no other changes to the plan documents were authorized.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Non-Employee Director Compensation Summary

99.1	Press Release of Lockheed Martin Corporation dated June 25, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lockheed Martin Corporation

Date: June 26, 2015	by:	/s/ Stephen M. Piper
Stephen M. Piper
Vice President and Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Non-Employee Director Compensation Summary

99.1	Press Release of Lockheed Martin Corporation dated June 25, 2015